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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002


                        Scanner Technologies Corporation
             (Exact name of Registrant as Specified in its Charter)


                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)



         0-8149                                                  85-0169650
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                           14505 21st Avenue N., #220
                          Minneapolis, Minnesota 55447
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 476-8271
              (Registrant's telephone number, including area code)



                          Southwest Capital Corporation
                         1650 University Boulevard, N.E.
                          Albuquerque, New Mexico 87102
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On July 31, 2002, Scanner Technologies Corporation (formerly Southwest Capital Corporation), a New Mexico corporation, issued a press release announcing calculation of the conversion ratio for its merger with Scanner Technologies Corporation, a Minnesota corporation, and the Company's new trading symbol. A copy of the press release is filed as Exhibit 99 to this Form 8-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SCANNER TECHNOLOGIES CORPORATION



                                    By /s/ Elwin M. Beaty
                                       ---------------------------------------
Date:  July 31, 2002                   Elwin M. Beaty
                                       President and Chief Executive Officer


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                                  EXHIBIT INDEX

                        Scanner Technologies Corporation
                    (formerly Southwest Capital Corporation)
                             Form 8-K Current Report




Exhibit
Number            Description
-------           -----------
   99             Press Release dated July 31, 2002
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